Exhibit 10.2

FIRST AMENDMENT TO

REVOLVING CREDIT AGREEMENT

Between:

THE KOSKI FAMILY LIMITED PARTNERSHIP,

a Texas Limited Partnership

as “Lender”

and

ORAGENICS, Inc.,

a Florida Corporation

as “Borrower”.

Additional Loan Amount: $500,000.00

Date: January 24, 2011

FIRST AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT to the REVOLVING CREDIT AGREEMENT (the “Amendment”) is made and entered into as of the 24th day of January, 2011, by and between THE KOSKI FAMILY LIMITED PARTNERSHIP, a Texas Limited Partnership (“Lender”), having an address for the purposes hereof of 3525 Turtle Creek Boulevard, Unit 19-B, Dallas, Texas 75219 and ORAGENICS, INC., a Florida corporation (“Borrower”), having an address of 3000 Bayport Drive, Suite 685, Tampa, Florida 33607.

W I T N E S S E T H:

WHEREAS, Borrower applied to Lender for a revolving loan in the principal amount of up to $2,000,000.00, upon and subject to the terms and conditions hereof;

WHEREAS, Lender and Borrower entered into the Revolving Credit Agreement on July 30, 2010 (the “Agreement”) pursuant to which the Borrower could borrow up to $2,000,000;

WHEREAS, Borrow drew down $1,000,000 under the Agreement on September 13, 2010 and drew down the remaining $1,000,000 in available funds under the Agreement on November 8, 2010; and

WHEREAS, Borrower and Lender hereby seek to enter into this Amendment to increase the availability under the original Agreement by an additional $500,000.

NOW, THEREFORE, for and in consideration of the sum of $10.00 and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1.	Article 2 “The Financing” is hereby amended as follows:

In Sections 2.01 and 2.02 “$2,000,000” is replaced with “2,500,000.”

2.	All other terms remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

“Lender”

THE KOSKI FAMILY LIMITED PARTNERSHIP, a Texas Limited Partnership

By:	/s/ Christine L. Koski
Christine L. Koski, Managing General Partner

“Borrower”

ORAGENICS, INC., Florida Corporation

By:	/s/ David Hirsch
David Hirsch, President and Chief Executive Officer